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


Household Consumer Loan Trust, Series 1996-2
Deposit Trust Calculations
Previous Due Period Ending                          Mar 31, 2000
Current Due Period Ending                           Apr 30, 2000
Prior Distribution Date                             Apr 14, 2000
Distribution Date                                   May 12, 2000


Beginning Trust Principal Receivables           3,685,550,926.18
Average Principal Receivables                   3,685,447,607.61
FC&A Collections (Includes Recoveries)             59,836,905.01
Principal Collections                             117,469,064.43
Additional Balances                                43,755,280.88
Net Principal Collections                          73,713,783.55
Defaulted Amount                                   26,397,362.00
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,592,643.00

Beginning Participation Invested Amount           380,939,916.67
Beginning Participation Unpaid Principal          380,939,916.67
Balance
Ending Participation Invested Amount              370,592,101.29
Ending Participation Unpaid Principal Balance     370,592,101.29

Accelerated Amortization Date                       Jul 31, 2001
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 380,939,916.67
Numerator for Fixed Allocation                    391,322,895.04
Denominator - Max(Sum of Numerators, Principal  3,685,447,607.61
Receivables)
Applicable Allocation Percentage                        10.3363%
Investor FC&A Collections                           6,184,938.18

Series Participation Interest Default Amount
Numerator for Floating Allocation                 380,939,916.67
Denominator - Max(Sum of Numerators, Principal  3,685,447,607.61
Receivables)
Floating Allocation Percentage                          10.3363%
Series Participation Interest Default Amount        2,728,517.66


Principal Allocation Components
Numerator for Floating Allocation                 380,939,916.67
Numerator for Fixed Allocation                    391,322,895.04
Denominator - Max(Sum of Numerators, Principal  3,685,447,607.61
Receivables)


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


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           7.5000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               7.5000%
(c) Rate Sufficient to Cover Interest, Yield             6.1685%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          380,939,916.67
Principal Balance
(e) Actual days in the Interest Period                        28
Series Participation Monthly Interest, [a*d*e]      2,222,149.51

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,          10,347,815.38
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       7,619,297.72
or e]
(b) prior to Accelerated Amort. Date or not         7,619,297.72
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      10.3363%
(d) Net Principal Collections                      73,713,783.55
(e) after Accelerated Amort Date or Early Amort    12,472,931.18
Period, [f*g]
(f) Fixed Allocation Percentage                         10.6181%
(g) Collections of Principal
                                                  117,469,064.43

(h) Minimum Principal Amount, [Min(i,l)]            4,128,400.84
(i)  Floating Allocation Percentage of             12,141,986.64
Principal Collections
(j)  1.8% of the Series Participation Interest      6,856,918.50
Invested Amount
(k) Series Participation Interest Net Default       2,728,517.66
Payment Amount
(l)  the excess of (j) over (k)                     4,128,400.84

(m) Series Participation Interest Net Default       2,728,517.66
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     6,184,938.18
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,222,149.51
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,728,517.66
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  634,899.86
Excess [Sec. 4.11(a)(vi)]                             599,371.15

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                  854,551,681.27

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Series 1996-2

Owner Trust Calculations
Due Period Ending       Apr 30, 2000

Payment Date            May 15, 2000


Calculation of Interest Expense


Index (LIBOR)             6.130000%

Accrual end date       May 15, 2000

accrual beginning date Apr 17, 2000

and days in Interest Period      28


                Class A-1   Class A-2   Class A-3   Class B   Certificates   Overcoll
                                                                              Amount
Beginning     198,007,231  41,089,703  53,407,014  38,832,253  17,142,296    32,461,419
Unpaid
Principal
Balance

Previously           0.00        0.00        0.00        0.00        0.00
unpaid
interest/yield

Spread to           0.17%       0.32%       0.42%       0.65%       1.00%
index

Rate (capped    6.300000%   6.450000%   6.550000%   6.780000%
7.130000%
at 13%, 15%,
15%, 15%,
16%)

Interest/Yield    970,235     206,133     272,079     204,775      95,064
Payable on
the Principal
Balance

Interest on          0.00        0.00        0.00        0.00        0.00
previously
unpaid
interest/yield

Interest/Yield    970,235     206,133     272,079     204,775      95,064
Due

Interest/Yield    970,235     206,133     272,079     204,775      95,064
Paid


Summary



Beginning
Security      198,007,231  41,089,703  53,407,014  38,832,253  17,142,296    32,461,419
Balance

Beginning
Adjusted      198,007,231  41,089,703  53,407,014  38,832,253  17,142,296
Balance

Principal
Paid            5,378,701   1,116,157   1,450,743   1,054,836     465,652       961,090


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Ending
Security      192,628,530  39,973,546  51,956,271  37,777,418  16,676,645    31,579,691
Balance

Ending
Adjusted      192,628,530  39,973,546  51,956,271  37,777,418  16,676,645
Balance

Ending                                                            4.5000%
Certificate
Balance as %
Participation
Interest
Invested
Amount

Targeted
Balance       192,707,893  39,973,546  51,956,271  37,777,418  16,676,645

Minimum
Adjusted                   18,800,000  24,500,000  17,800,000   7,900,000    14,800,000
Balance

Certificate
Minimum                                                        11,230,423
Balance

Ending OC
Amount as                                                                    26,482,968
Holdback
Amount

Ending OC
Amount as                                                                     5,096,723
Accelerated
Prin Pmts



Beginning Net        0.00        0.00        0.00        0.00        0.00          0.00
Charge offs

Reversals            0.00        0.00        0.00        0.00        0.00          0.00

Charge offs          0.00        0.00        0.00        0.00        0.00          0.00

Ending Net           0.00        0.00        0.00        0.00        0.00          0.00
Charge Offs


Interest/Yield $1.2219590  $3.9458909  $4.0070555  $4.1477703  $2.5772260
Paid per $1000

Principal      $6.7741825 $21.3659410 $21.3658766 $21.3659226 $12.6240766
Paid per
$1000


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Series 1996-2  Owner Trust Calculations
Due Period                                            April 2000
Payment Date                                        May 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       10,347,815.38
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          79,362.48

Series Participation Interest Monthly Interest      2,222,149.51

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.           970,235.43
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           206,133.34
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           272,079.07
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             204,775.42
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.         95,063.56
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      5,299,338.40
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance       1,116,156.76
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       1,450,743.02
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance         1,054,835.60
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       465,651.69
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           961,089.91
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)            79,362.48
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

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Remaining Amounts to Holder of Designated             394,500.21
Certificate - Sec. 3.05(a)(vii)

Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       961,089.91
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           79,362.48
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       881,727.43
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            4,656.52



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